SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 5, 2003

                              REPLIGEN CORPORATION
              (Exact name of registration as specified in charter)

    Delaware                     0-14656                          04-2729386
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(State or other                (Commission                      (IRS Employer
jurisdiction of
 incorporation)                File Number)                  Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA                    02453
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (781) 250-0111

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         (Former name or former address, if changed since last report.)
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Item  7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

               Exhibit No.                                          Exhibit
               -----------                                          -------

                  99    Press Release, dated June 5, 2003

Item  9. Regulation FD Disclosure.

      Repligen Corporation (the "Registrant") hereby furnishes this report pursuant to Item 12 of Form 8-K in accordance with SEC Release No. 33-8216. On June 5, 2003, the Registrant issued a press release announcing its results of operations for the fourth quarter and for the fiscal year ended March 31, 2003. The information contained in the press release, which is attached as Exhibit 99 to this report, is incorporated herein by reference.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Repligen Corporation

Dated:  June 5, 2003                       By: /s/ Walter C. Herlihy
                                           ------------------------
                                               Walter C. Herlihy,
                                               Chief Executive Officer and
                                               President
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                                  EXHIBIT INDEX

           Exhibit No.                                              Exhibit
           -----------                                              -------

              99              Press Release, dated June 5, 2003